UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2016

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-0640593
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

On January 4, 2016, the Compensation Committee (the “Committee”) of the Board of Directors (“Board”) of SunCoke Energy, Inc. (the “Company”) approved, effective for the 2016 plan year, certain changes in the compensation arrangements for Frederick A. Henderson, the Company’s Chief Executive Officer. In light of the current challenging industry conditions, Mr. Henderson recommended and the Committee approved, the following restructuring of the Chief Executive Officer’s compensation:

(1) A decrease in Mr. Henderson’s annual base salary from $975,000 to $850,000, (i.e., a reduction of $125,000), subject to an annual review by the Committee and the Board;

(2) A decrease in Mr. Henderson’s cash bonus target award percentage under the Company’s Annual Incentive Plan (the “AIP”) for fiscal year 2016 from 110% of his former annual base salary to 100% of his new annual base salary (i.e., a reduction of $222,500 at target); and

(3) A decrease in the aggregate target value of Mr. Henderson’s long term incentives from 375% of his former annual base salary to 300% of his new annual base salary (i.e., a reduction of $1,106,250 at target). The Committee will determine the appropriate pay mix for such incentives at the actual time of grant.

The foregoing description of changes in Mr. Henderson’s compensatory arrangements with the Company is intended to be a summary, and is qualified in its entirety by reference to the complete plan documents and applicable forms of equity grant agreements previously filed with the Securities and Exchange Commission, or filed herewith, and listed in Item 9.01 as exhibits to this Current Report on Form 8-K. Those documents, which contain the material terms and conditions applicable to the Company’s annual cash and equity awards, are incorporated herein by reference. The financial impacts of these changes to Mr. Henderson’s compensatory arrangements are included in the Company’s 2016 Adjusted EBITDA Guidance of $210 million to $235 million.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	SunCoke Energy, Inc. Senior Executive Incentive Plan, amended and restated effective as of December 9, 2015 (filed herewith)

10.2	SunCoke Energy, Inc. Annual Incentive Plan, amended and restated as of December 9, 2015 (filed herewith)

10.3	SunCoke Energy, Inc. Long-Term Performance Enhancement Plan, amended and restated effective as of February 22, 2013 (incorporated by reference herein to Exhibit 10.8 to the Company’s Annual Report on Form 10-K, filed on February 24, 2015, File No. 001-35243)

10.4	Form of Stock Option Agreement under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan (incorporated by reference herein to Exhibit 10.8.1 to the Company’s Annual Report on Form 10-K, filed on February 24, 2015, File No. 001-35243)

10.5	Form of Restricted Share Unit Agreement under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan (incorporated by reference herein to Exhibit 10.8.2 to the Company’s Annual Report on Form 10-K, filed on February 24, 2015, File No. 001-35243)

10.6	Form of Performance Share Unit Agreement under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan (incorporated by reference herein to Exhibit 10.8.3 to the Company’s Annual Report on Form 10-K, filed on February 24, 2015, File No. 001-35243)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Fay West
Fay West
Senior Vice President and
Chief Financial Officer

Date: January 8, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	SunCoke Energy, Inc. Senior Executive Incentive Plan, amended and restated effective as of December 9, 2015 (filed herewith)

10.2	SunCoke Energy, Inc. Annual Incentive Plan, amended and restated as of December 9, 2015 (filed herewith)

10.3	SunCoke Energy, Inc. Long-Term Performance Enhancement Plan, amended and restated effective as of February 22, 2013 (incorporated by reference herein to Exhibit 10.8 to the Company’s Annual Report on Form 10-K, filed on February 24, 2015, File No. 001-35243)

10.4	Form of Stock Option Agreement under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan (incorporated by reference herein to Exhibit 10.8.1 to the Company’s Annual Report on Form 10-K, filed on February 24, 2015, File No. 001-35243)

10.5	Form of Restricted Share Unit Agreement under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan (incorporated by reference herein to Exhibit 10.8.2 to the Company’s Annual Report on Form 10-K, filed on February 24, 2015, File No. 001-35243)

10.6	Form of Performance Share Unit Agreement under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan (incorporated by reference herein to Exhibit 10.8.3 to the Company’s Annual Report on Form 10-K, filed on February 24, 2015, File No. 001-35243)